Exhibit 99.1

Cytek Biosciences Reports Third Quarter 2024 Financial Results

FREMONT, Calif., November 5, 2024 (GLOBE NEWSWIRE) — Cytek Biosciences, Inc. (“Cytek Biosciences” or “Cytek”) (Nasdaq: CTKB), a leading cell analysis solutions company, today reported financial results for the third quarter ended September 30, 2024.

Recent Highlights

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Total revenue for the third quarter of 2024 was $51.5 million, representing a 7% increase over the third quarter of 2023 and a 10% increase over the second quarter of 2024. Year-to-date revenue of $143.0 million at September 30, 2024 was 6% above the same 9 month period in 2023

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Launched SpectroPanel™ tool, a proprietary new intelligent algorithm which suggests optimized panels in minutes, expanding the capabilities of the Panel Builder tool within the Cytek® Cloud digital ecosystem

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Expanded to a total installed base of 2,821 Cytek instruments, including the Amnis® and Guava® instruments shipped since the acquisition of the flow cytometry and imaging business from Luminex Corporation in February 2023, adding 164 units in the third quarter of 2024

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Repurchased $12.1 million of Cytek common stock in open market purchases during the third quarter of 2024 and a total of 2.2 million shares of Cytek common stock since the stock repurchase program was announced in June 2024

“We delivered solid year-over-year revenue growth in the third quarter of 2024 despite persistent industry headwinds, demonstrating how we are leading with the strength of our portfolio, loyal customer base and reputation in serving growing markets that need better technology for cell analysis,” said Dr. Wenbin Jiang, CEO of Cytek Biosciences. “As we look ahead, we remain focused on strong execution of our growth pillars and building on the positive momentum we are seeing with the demand for our products. With the combination of our industry-leading end-to-end technology portfolio, global diversification and clear long-term growth drivers, we believe we are fundamentally well positioned to deliver sustainable growth and profitability.”

Third Quarter 2024 Financial Results

Total revenue for the third quarter of 2024 was $51.5 million, a 7% increase compared to the third quarter of 2023. The increase in revenue was driven by strong revenue growth across the EMEA and APAC regions and our service revenue globally.

Gross profit was $29.0 million for the third quarter of 2024, a 7% increase compared to the third quarter of 2023. GAAP gross profit margin was 56% in the third quarter of 2024 compared to 57% in the third quarter of 2023. Adjusted gross profit margin, after adjusting for stock-based compensation expense and amortization of acquisition-related intangibles, was 60% in the third quarter of 2024 compared to 59% in the third quarter of 2023.

Operating expenses were $33.3 million for the third quarter of 2024, a 1% decrease from $33.6 million in the third quarter of 2023.

Research and development expenses were $9.9 million for the third quarter of 2024 compared to $11.2 million for the third quarter of 2023.

Sales and marketing expenses were $12.4 million for the third quarter of 2024 compared to $12.1 million for the third quarter of 2023.

General and administrative expenses were $10.9 million for the third quarter of 2024 compared to $10.4 million for the third quarter of 2023.

Loss from operations in the third quarter of 2024 was $4.2 million compared to loss from operations of $6.4 million in the third quarter of 2023. Net income in the third quarter of 2024 was $0.9 million compared to a net loss of $6.5 million in the third quarter of 2023.

Adjusted EBITDA in the third quarter of 2024 was $7.6 million compared to $3.7 million in the third quarter of 2023, after adjusting for stock-based compensation expense, foreign currency exchange impacts and acquisition-related expenses.

Cash and marketable securities were $277.8 million as of September 30, 2024, compared to $277.2 million as of June 30, 2024. This represents an increase of $0.6 million, despite a cash expenditure of $12.1 million for the repurchase of Cytek shares during the third quarter.

2024 Outlook

Cytek Biosciences reaffirms its 2024 revenue guidance of full year 2024 revenue to be in the range of $203 million to $210 million, representing growth of 5% to 9% over full year 2023, assuming no change in currency exchange rates. In addition, Cytek continues to expect to report a net loss in the single digit millions for the full year 2024 and positive cash flow from operations in 2024.

Webcast Information

Cytek will host a conference call to discuss its third quarter 2024 financial results on Tuesday, November 5, 2024, at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP™) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s FSP platform includes its core instruments, the Cytek Aurora™ and Northern Lights™ systems; its cell sorter, the Cytek Aurora CS; the Cytek Orion™ reagent cocktail preparation system; the Enhanced Small Particle™ (ESP™) detection technology; the flow cytometer and imaging products under the Amnis® and Guava® brands; and reagents, software and service to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use in China and the European Union).

Cytek, SpectroPanel, Full Spectrum Profiling, FSP, Cytek Aurora, Northern Lights, Cytek Orion, Enhanced Small Particle, ESP, Amnis and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X (formerly Twitter) account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Statement Regarding Use of Non-GAAP Financial Information

Cytek has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three-month periods ended September 30, 2024 and September 30, 2023. Management believes that non-GAAP financial measures, including “Adjusted gross profit margin” and “Adjusted EBITDA” referenced above, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding the execution of Cytek’s growth pillars; the potential to build on positive momentum with the demand for Cytek’s products; long-term growth drivers; the potential to deliver sustainable growth and profitability; and Cytek’s future financial performance, including its outlook for fiscal year 2024. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include global geopolitical, economic and market conditions; Cytek’s ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to recognize the anticipated benefits of collaborations; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and retain key employees; Cytek’s ability to maintain, protect and enhance its intellectual property; and Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in Cytek’s most recent Annual Report on Form 10-K filed with the SEC on March 13, 2024, Cytek’s Quarterly Report on Form 10-Q to be filed with the SEC on or about the date hereof and other filings Cytek makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek’s forward-looking statements. Although Cytek believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to Cytek as of the date hereof, and Cytek disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek’s views as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Relations Contact:

Paul D. Goodson

Head of Investor Relations

pgoodson@cytekbio.com

Cytek Biosciences, Inc.

Consolidated Balance Sheets

(In thousands, except share and per share data)	September 30, 2024	December 31, 2023
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$162,272	$167,299
Restricted cash	31	331
Marketable securities	115,505	95,111
Trade accounts receivable, net	52,634	55,928
Inventories	46,800	60,877
Prepaid expenses and other current assets	12,949	12,514

Total current assets	390,191	392,060
Deferred income tax assets, noncurrent	30,778	30,487
Property and equipment, net	18,508	18,405
Operating lease right-of-use assets	10,124	10,853
Goodwill	16,183	16,183
Intangible assets, net	20,492	23,084
Other noncurrent assets	4,950	3,385

Total assets	$491,226	$494,457

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$5,389	$3,032
Legal settlement liability, current	2,496	2,561
Accrued expenses	20,733	20,035
Other current liabilities	8,814	7,903
Deferred revenue, current	25,365	22,695

Total current liabilities	62,797	56,226
Legal settlement liability, noncurrent	17,066	16,477
Deferred revenue, noncurrent	14,787	15,132
Operating lease liability, noncurrent	7,756	9,479
Long term debt	1,236	1,648
Other noncurrent liabilities	2,121	2,431

Total liabilities	$105,763	$101,393

Stockholders’ equity:
Common stock, $0.001 par value; 1,000,000,000 authorized shares as of September 30, 2024 and December 31, 2023; 129,766,011 and 130,714,906 issued and outstanding shares as of September 30, 2024 and December 31, 2023, respectively.	130	131
Additional paid-in capital	430,072	423,386
Accumulated deficit	(44,840)	(29,178)
Accumulated other comprehensive gain (loss)	101	(1,275)

Total stockholders’ equity	385,463	393,064

Total liabilities and stockholders’ equity	$491,226	$494,457

Cytek Biosciences, Inc.

Consolidated Statements of Operations and Comprehensive Income (Loss)

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(In thousands, except share and per share data)	2024	2023	2024	2023
Revenue, net:
Product	$39,544	$38,441	$108,242	$110,065
Service	11,956	9,559	34,735	24,717

Total revenue, net	51,500	48,000	142,977	134,782

Cost of sales:
Product	17,490	16,205	50,044	45,557
Service	5,005	4,617	15,479	12,847

Total cost of sales	22,495	20,822	65,523	58,404

Gross profit	29,005	27,178	77,454	76,378
Operating expenses:
Research and development	9,882	11,171	29,679	33,282
Sales and marketing	12,429	12,076	37,240	37,587
General and administrative	10,942	10,351	34,044	33,217

Total operating expenses	33,253	33,598	100,963	104,086

Loss from operations	(4,248)	(6,420)	(23,509)	(27,708)
Other income (expense):
Interest expense	(119)	(595)	(694)	(1,677)
Interest income	1,433	1,622	4,208	4,965
Other income, net	3,091	1,208	3,972	4,600

Total other income, net	4,405	2,235	7,486	7,888

Income (loss) before income taxes	157	(4,185)	(16,023)	(19,820)
(Benefit from) provision for income taxes	(784)	2,271	(360)	(2,169)

Net income (loss)	941	(6,456)	(15,663)	(17,651)

Net income (loss), basic and diluted	$941	$(6,456)	$(15,663)	$(17,651)

Net income (loss) per share, basic	$0.01	$(0.05)	$(0.12)	$(0.13)

Net income (loss) per share, diluted	$0.01	$(0.05)	$(0.12)	$(0.13)

Weighted-average shares used in calculating net income (loss) per share, basic	131,003,744	136,173,278	131,121,301	135,862,905

Weighted-average shares used in calculating net income (loss) per share, diluted	132,785,552	136,173,278	131,121,301	135,862,905

Comprehensive income (loss):
Net income (loss)	$941	$(6,456)	$(15,663)	$(17,651)
Foreign currency translation adjustment, net of tax	101	165	1,232	(856)
Unrealized gain (loss) on marketable securities	195	15	144	(26)

Net comprehensive income (loss)	$1,237	$(6,276)	$(14,287)	$(18,533)

Cytek Biosciences, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Three months ended
(In thousands)	September 30, 2024	September 30, 2023
	(Unaudited)	(Unaudited)
GAAP Gross profit	$29,005	$27,178
Stock based compensation	$1,154	$829
Amortization of acquisition-related intangible assets	$492	$458

Non-GAAP Adjusted gross profit	$30,651	$28,465

Non-GAAP Adjusted gross profit margin%	60%	59%
GAAP Net income (loss)	$941	$(6,456)
Depreciation and amortization	$2,807	$2,561
(Benefit from) provision for income taxes	$(784)	$2,271
Interest income	$(1,433)	$(1,622)
Interest expense	$119	$595
Foreign currency exchange (gain) loss	$(1,076)	$613
Stock based compensation	$7,053	$5,758

Non-GAAP Adjusted EBITDA	$7,627	$3,720